Exhibit 10.14

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

LICENSE AND COLLABORATION AGREEMENT

This LICENSE AND COLLABORATION AGREEMENT (the “Agreement”) is entered into and made effective as of August 27, 2015 (the “Effective Date”) by and between RIGEL PHARMACEUTICALS, INC., (“Rigel”), a Delaware corporation, having a principal place of business located at 1180 Veterans Boulevard, South San Francisco, CA 94080, and ACLARIS THERAPEUTICS INTERNATIONAL LIMITED (“ATI”), a corporation organized under the laws of the United Kingdom, having a principal place of business located at 3rd Floor, 1 Ashley Road, Altrincham, Cheshire, WA14 2DT, United Kingdom. Rigel and ATI are referred to herein individually by name or as a “Party” or, collectively, as “Parties” throughout this Agreement.

BACKGROUND

WHEREAS, Rigel is a clinical-stage drug development company that discovers and develops novel, small molecule drugs for various diseases including for the treatment of inflammatory and autoimmune diseases and owns certain compounds and intellectual property rights related to such compounds;

WHEREAS, ATI is a specialty pharmaceutical company that develops novel dermatology products; and

WHEREAS, the Parties wish to establish a collaboration for the Development and Commercialization of Products, administered topically, orally, and/or systemically in the field of Dermatology and ATI is interested in obtaining an exclusive license under such intellectual property to Develop and Commercialize such compounds in the Territory (all as defined below) and Rigel is willing to grant such license on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Rigel and ATI hereby agree as follows:

ARTICLE 1
DEFINITIONS.

As used in this Agreement, the following terms will have the meanings set forth in this Article 1 unless context dictates otherwise:

1.1                                                                   “ATI Indemnitees” has the meaning given in Section 8.1.

1.2                                                                   “ATI Know-how” means all Know-how Controlled by ATI or its Affiliates as of the Effective Date and thereafter, during the Term that is necessary or useful to Develop, Manufacture or Commercialize a Compound and/or Product in the Field in the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Territory.  For clarity, the use of “Affiliate” in this definition shall exclude any Third Party that becomes an Affiliate due to such Third Party’s acquisition of ATI.

1.3                                                                   “ATI Patent Rights” means all Patent Rights Controlled by ATI or its Affiliates as of the Effective Date and during the Term that are necessary or useful to Develop, Manufacture and/or Commercialize a Compound or Product in the Field in the Territory.  For clarity, the use of “Affiliate” in this definition shall exclude any Third Party that becomes an Affiliate due to such Third Party’s acquisition of ATI.

1.4                                                                   “ATI Intellectual Property” means ATI Patent Rights and ATI Know-how.

1.5                                                                   “Affiliate” means, as to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with said first Person, regardless of whether such Affiliate is an Affiliate on the Effective Date or becomes an Affiliate after the Effective Date.  A Person shall be deemed to “control” another Person if it (a) owns, directly or indirectly, beneficially or legally, more than fifty percent (50%) of the outstanding voting securities or capital stock (or such lesser percentage which is the maximum allowed to be owned by a Person in a particular jurisdiction) of such other Person, or has other comparable ownership interest with respect to any Person other than a corporation; or (b) has the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of the Person. For clarity, for purposes of this Agreement, [***].

1.6                                                                   “Annual Net Sales” means, with respect to a Calendar Year, aggregate, worldwide Net Sales of Products by ATI or any of its Affiliates or Sublicensees in such Calendar Year; provided that, with respect to Net Sales of a Product in a country, Net Sales of such Product in such country shall only be included in Annual Net Sales during the applicable Royalty Term for such Product in such country.

1.7                                                                   “Business Day” means any day, other than a Saturday or a Sunday, on which the banks in New York, New York, USA are open for business.

1.8                                                                   “Calendar Quarter” means a period of three (3) consecutive months ending on the last day of March, June, September, or December, respectively.

1.9                                                                   “Calendar Year” means a period of time commencing on January 1 and ending on the following December 31.

1.10                                                            “Combination Product” means a pharmaceutical product that contains the Product and one or more active pharmaceutical ingredients from a Third Party.

1.11                                                            “Commercially Reasonable Efforts” means, such efforts that are consistent with the efforts and resources normally used by specialty pharmaceutical companies relating to the Development and Commercialization of products that (a) have scientific attributes similar to those of the relevant Compound or Product; (b) are at a similar stage in their Development, Commercialization or product life as the relevant Compound or Product; (c) have

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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commercial and market potential similar to the relevant Compound or Product, taking into account issues of intellectual property scope, subject matter and coverage, safety and efficacy, product profile, competitiveness with respect to Third Party products in the marketplace, proprietary position and profitability (including pricing and reimbursement status achieved or likely to be achieved); and (d) are solely owned by it or to which it has exclusive rights in the Territory.

1.12                                                            “Commercialize” or “Commercialization” means any activities directed to obtaining pricing and/or reimbursement approvals, marketing, promoting, distributing, importing, offering to sell, and/or selling a Product (including establishing the price for such Product), after Regulatory Approval for such Product has been obtained.

1.13                                                            “Compound” means (i) [***] or (ii) [***] or (iii) any [***] thereof, including, but not limited to [***].

1.14                                                            “Confidential Information” has the meaning given in Section 6.1.

1.15                                                            “Control,” “Controls,” “Controlled,” or “Controlling” means, with respect to any Know-How, Patent Right, or material of a Party, the possession (whether by ownership, license (other than pursuant to a license granted under this Agreement) or otherwise) by such Party or its Affiliates of the ability to grant to the other Party access to and/or a license or a sublicense (as applicable) to the foregoing on the terms and conditions set forth in this Agreement without violating the terms of any agreement with any Third Party existing as of the Effective Date or thereafter during the Term.

1.16                                                            ““Cover”, “Covering” or “Covered” means, with respect to a Product that, but for a license granted to a Person under a Valid Claim included in the Patent Rights under which such license is granted, the Development, Commercialization and/or other use of such product by such Person as provided hereunder would infringe such Valid Claim.

1.17                                                            “Dermatology” means the area dealing with the hair (including hair follicles), nails, skin, and their diseases and conditions, including cosmetic problems, in humans.

1.18                                                            “Develop” or “Development” means non-clinical (including pre-clinical) and clinical drug development activities and related research, including: (i) assay development, (ii) pharmacology studies, (iii) absorption, distribution, metabolism, elimination (ADME) studies, (iv) toxicology studies, (v) statistical analysis and report writing, (vi) test method development and stability testing, (vii) process development, (viii) formulation development, (ix) delivery system development, (x) molecular pathology and biomarker development, (xi) quality assurance and quality control development, (xii) compliance related monitoring and activities (including biometry, data management, drug safety, integrated analysis, and health and economic research), (xiii) manufacture of drug supply (in both active pharmaceutical ingredient and finished product form) for use in both pre-clinical activities and clinical trials, (xiv) clinical trials for the purpose of obtaining or maintaining Regulatory Approval (including post-marketing and market expansion studies, (xv) safety related studies and risk management programs, (xvi)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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support of investigator-initiated clinical trials, (xix) new product planning activities, and (xvii) regulatory affairs activities related to all of the foregoing.

1.19                                                            “Dollar” or “$” means the legal tender of the United States.

1.20                                                            “Drug Approval Application” means an application submitted to a Regulatory Authority for marketing approval of a Product, such as (a) a New Drug Application, Product License Application or Biologics License Application filed with the FDA or any successor applications or procedures; or (b) any counterpart of a U.S. New Drug Application, Product License Application or Biologics License Application or any successor applications or procedures that may be filed with the EMA, MHLW or other Regulatory Authority outside of the United States; and in the case of (a) or (b), including all supplements and amendments that may be filed with respect to the foregoing. For clarity, Drug Approval Application does not include an application submitted to a Regulatory Authority which allows the use and/or sale of a Product on a “named patient” basis, “compassionate use” basis or for use in clinical trials in such country.

1.21                                                            “EMA” means the European Medicines Agency, or any successor agency thereto.

1.22                                                            “FDA” means the U.S. Food and Drug Administration, or any successor agency thereto.

1.23                                                            “Field” means [***].

1.24                                                            “First Commercial Sale” means, with respect to a Product in a country, the first sale of such Product by ATI, its Affiliates or its Sublicensees to a Third Party for use or consumption of such Product in such country where Regulatory Approval of such Product has been obtained or where sale is otherwise permitted by the Governmental Authority of such country. Sale of a Product by a Party, its Affiliate or Sublicensee to such Party, an Affiliate thereof or a Sublicensee shall not constitute a First Commercial Sale unless such Party, Affiliate or Sublicensee are the end user of the Product. Further, sales of a Product on a “named patient” basis, “compassionate use” basis, for use as samples, for use in clinical trials, or for research purposes shall not constitute a First Commercial Sale.

1.25                                                            “Force Majeure” has the meaning in Section 10.8.

1.26                                                            “Governmental Authority” means any multinational, federal, state, provincial, county, local, municipal or other entity, office, commission, bureau, agency, political subdivision, instrumentality, branch, department, authority, board, court, arbitral or other tribunal, official or officer, exercising executive, judicial, legislative, police, regulatory, administrative or taxing authority or functions of any nature pertaining to government

1.27                                                            “IND” means (a) (i) an Investigational New Drug Application, as defined in the U.S. Federal Food, Drug, and Cosmetic Act, as amended, and the regulations promulgated thereunder, that is required to be filed with the FDA before beginning clinical testing of a product in human subjects, or any successor application or procedure, or (ii) any counterpart of a

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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U.S. Investigational New Drug Application that may be filed with the EMA, MHLW or other Regulatory Authority outside of the United States; and (b) all supplements and amendments that may be filed with respect to the foregoing.

1.28                                                            “Joint Patent Right” has the meaning in Section 5.4(b).

1.29                                                            “JRC” has the meaning in Section 2.1(a).

1.30                                                            “Know-how” means any tangible or intangible know-how, expertise, discoveries, inventions, information, data or materials, including ideas, concepts, formulas, methods, procedures, designs, technologies, compositions, plans, applications, preclinical and clinical data, technical data, samples, chemical compounds and biological materials and all derivatives, modifications and improvements thereof and Regulatory Approvals and filings therefor, which in each case are non-public or proprietary; provided, however, that Know-how excludes Patent Rights.

1.31                                                            “Law” or “Laws” means each provision of any then-current multinational, federal, national, state, county, local, municipal or foreign law, statute, ordinance, order, writ, code, rule or regulation, promulgated or issued by any Governmental Authority, as well as with respect to either Party, any binding judgments, decrees, stipulations, injunctions, determinations, awards or agreements issued by or entered into by such Party with any Governmental Authority.

1.32                                                            “Losses” has the meaning in Section 8.1.

1.33                                                            “Major Market Country” means [***].

1.34                                                            “Manufacture” or “Manufacturing” means all activities related to the manufacturing of any Product, including test method development and stability testing, formulation, process development, manufacturing scale-up, manufacturing for use in non-clinical and clinical studies, manufacturing for commercial sale, packaging, release of product, quality assurance/quality control development, quality control testing (including in-process release and stability testing) and release of product or any component or ingredient thereof, and regulatory activities related to all of the foregoing.

1.35                                                            “MHLW” means the Japanese Ministry of Health, Labour and Welfare, or any successor agency thereto.

1.36                                                            “NDA” means a New Drug Application as defined in the United States Food Drug and Cosmetics Act and the regulations promulgated thereunder (21 C.F.R. § 314).

1.37                                                            “Net Sales” with respect to a particular Product in a particular period, the gross amount invoiced by ATI, its Affiliates or its Sublicensees on sales or other dispositions [***] of such Product to unrelated Third Parties during such period, less the following deductions, as determined under U.S. generally accepted accounting principles (“GAAP”) (to the extent included in the gross amount invoiced or otherwise directly paid or incurred by ATI, its Affiliates and/or its Sublicensees with respect to the relevant unit of Product):

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[***]

1.38                                                            “Party” has the meaning given in the preamble.

1.39                                                            “[***]” in reference to a clinical trial means [***].

1.40                                                            “Patent Rights” means any patent or patent application anywhere in the Territory including (i) all pending applications for patents (including all U.S. and foreign patent applications), including but not limited to, provisionals, divisionals, continued prosecution applications, substitution applications, continuations, and continuations-in-part of any of the foregoing, and all domestic and foreign counterparts of any of the foregoing and patents issuing therefrom and any applications claiming priority thereto and (ii) all U.S. and foreign patents (including but not limited to utility patents, utility models and utility model applications, and certificates of invention), design patents or registered industrial designs and design applications or applications for registration of industrial designs, together with any and all substitutions, extensions and term restorations (including but not limited to supplementary protection certificates), registrations, confirmations, re-examinations, reissues, renewals, patents of addition, and similar rights and foreign counterparts thereof.

1.41                                                            “Person” means any individual, corporation, partnership, joint venture, limited liability company, trust, business association, organization, Governmental Authority, Regulatory Authority, a division or operating group of any of the foregoing or other entity or organization, including any successors or assigns (by merger or otherwise, subject to Section 10.6) of any such entity.

1.42                                                            “Phase II Clinical Trial” means, with respect to a Product, a human clinical trial, in any country that would satisfy the requirements of 21 C.F.R. §312.21(b), or an equivalent clinical study required by a Regulatory Authority outside of the United States.

1.43                                                            “Phase III Clinical Trial” means, with respect to a Product, a human clinical trial, in any country that would satisfy the requirements of 21 C.F.R. §312.21(c), or an equivalent clinical study required by a Regulatory Authority outside of the United States,

1.44                                                            “Product” means any pharmaceutical product in the Field that comprises or incorporates a Compound as an active pharmaceutical ingredient alone or in combination with one or more active agent, the Development or Commercialization of is Covered by a Valid Claim within the Rigel Patent Rights.

1.45                                                            “Product Infringement” has the meaning in Section 5.6(a).

1.46                                                            “Product Infringer” has the meaning in Section 5.6(a).

1.47                                                            “Prosecution and Maintenance” or “Prosecute and Maintain” means, with regard to a Patent Right, the preparation, filing, prosecution and maintenance of such Patent Right, as well as, reissues, appeals, and requests for patent term adjustments and patent term extensions with respect to such Patent Right, together with the initiation or defense of

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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interferences, and other similar proceedings with respect to the particular Patent Right, and any appeals therefrom, as applicable.  For clarification, “Prosecution and Maintenance” or “Prosecute and Maintain” shall not include any other enforcement actions or Post-Grant Proceeding (as defined in Section 5.7) taken with respect to a Patent Right.

1.48                                                            “Prosecuting Party” has the meaning in Section 5.4(b).

1.49                                                            “[***]” means the compound having the chemical structure set forth in Exhibit A.

1.50                                                            “[***]” means the compound having the chemical structure set forth in Exhibit A.

1.51                                                            “[***]” means the compound having the chemical structure set forth in Exhibit A.

1.52                                                            “[***]” means the compound having the chemical structure set forth in Exhibit A.

1.53                                                            “[***]” means the compound having the chemical structure set forth in Exhibit A.

1.54                                                            “[***]” means the compound having the chemical structure set forth in Exhibit A.

1.55                                                            “[***]” means the compound having the chemical structure set forth in Exhibit A.

1.56                                                            “[***]” means the compound having the chemical structure set forth in Exhibit A.

1.57                                                            “Regulatory Approval” means, with respect to a Product, the approval of the applicable Regulatory Authority necessary for the marketing and sale of such Product for a particular indication in a country, excluding separate pricing and/or reimbursement approvals that may be required.

1.58                                                            “Regulatory Authority” means a federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority over the testing, Manufacture, use, storage, import, promotion, marketing or sale of a pharmaceutical product in a country or territory, including the FDA, EMA and MHLW.

1.59                                                            “Rigel Indemnitee” has the meaning in Section 8.2.

1.60                                                            “Rigel Intellectual Property” means Rigel Patent Rights and Rigel Know-how.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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1.61                                                            “Rigel Know-how” means all Know-how Controlled by Rigel or its Affiliates as of the Effective Date and thereafter, during the Term, that is necessary or useful to Develop, Manufacture or Commercialize a Compound or Product in the Field in the Territory. For clarity, the use of “Affiliate” in this definition shall exclude any Third Party that becomes an Affiliate due to such Third Party’s acquisition of Rigel.

1.62                                                            “Rigel Patent Rights” means all Patent Rights Controlled by Rigel or its Affiliates as set forth on Exhibit B and Rigel rights in Joint Patent Rights and in each case:  (i) all pending applications for patents (including all U.S. and foreign patent applications), including but not limited to, provisionals, divisionals, continued prosecution applications, substitution applications, continuations, and continuations-in-part of any of the foregoing, and all domestic and foreign counterparts of any of the foregoing and patents issuing therefrom and any applications claiming priority thereto and (ii) all U.S. and foreign patents (including but not limited to utility patents, utility models and utility model applications, and certificates of invention), design patents or registered industrial designs and design applications or applications for registration of industrial designs, together with any and all substitutions, extensions and term restorations (including but not limited to supplementary protection certificates), registrations, confirmations, re-examinations, reissues, renewals, patents of addition, and similar rights and foreign counterparts thereof.

1.63                                                            “Route of Administration” means the route by which a Product is administered to a subject, e.g., orally, topically, by inhalation or by injection.

1.64                                                            “Royalty Term” has the meaning in Section 4.5(a).

1.65                                                            [***]

1.66                                                            [***]

1.67                                                            “Sublicensee” means a Third Party to whom ATI, or any of its Affiliates or other Sublicensees, grants a sublicense as permitted under this Agreement, under any of the Rigel Intellectual Property.

1.68                                                            “[***]” in reference to a clinical trial means [***].

1.69                                                            “Term” means the term of this Agreement, as determined in accordance with Article 9.

1.70                                                            “Territory” means all countries of the world.

1.71                                                            “Third Party” means any Person other than Rigel, ATI or any Affiliate of Rigel or ATI.

1.72                                                            “Third Party Claims” has the meaning in Section 8.1.

1.73                                                            “U.S.” means the United States and all its commonwealths, possessions and territories, including Puerto Rico.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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1.74                                                            “Valid Claim” means a claim of an issued, unexpired patent that has not been revoked or held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction from which no appeal can be taken, or with respect to which an appeal is not taken within the time allowed for appeal, and that has not been disclaimed or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

References in the body of this Agreement to “Sections” refer to the sections of this Agreement.  The terms “include,” “includes,” “including” and derivative forms of them shall be deemed followed by the phrase “without limitation” regardless of whether such phrase appears there (and with no implication being drawn from its inconsistent inclusion or non-inclusion).

ARTICLE 2
OVERVIEW, MANAGEMENT AND RESPONSIBILITIES.

2.1                               Joint Research Committee.

(a)                                 Joint Research Committee Formation.  Promptly after the execution of this Agreement, the Parties shall form a joint research committee composed of an equal number of representatives from each Party (but in any event no less than two (2) representatives from each Party) (the “JRC”).  Each Party shall designate its JRC representatives in writing to the other Party within thirty (30) Business Days after the Effective Date.  Each Party may change its representatives by written notice to the other Party.  An alternate member designated by a Party may serve temporarily in the absence of a permanent member of the JRC for such Party.

(b)                                 Meetings and Procedures.  The JRC shall convene its first meeting within thirty (30) Business Days after the Effective Date.  Subsequently, JRC meetings shall be held at least every Calendar Quarter until the JRC disbands as indicated under Section 2.3.  Other meetings may be held from time to time upon written request by either Party (but not more frequently than quarterly except under exceptional circumstances).  JRC meetings may be held in person or by videoconference or teleconference, as the Parties may agree, except that at least one (1) meeting per year shall be in person.  In-person meetings shall alternate between the Parties’ respective facilities unless otherwise mutually agreed by the Parties.  In addition to its JRC representatives, a Party may have other representatives, consultants or personnel attend JRC meetings.  The JRC shall be chaired by [***].  The chairperson of the JRC shall be responsible for providing an agenda for each meeting and for preparing written minutes of each meeting for approval by each Party’s JRC representatives.  JRC meeting minutes for any particular meeting shall be effective only after they are signed by both Parties’ JRC members. Each Party shall be responsible for all of its own expenses incurred in connection with participating in all such meetings. Each Party’s representatives and consultants participating in a JRC meeting must be bound by a written agreement to comply with confidentiality obligations substantially the same as those set forth in Article 6.

(c)                                  Functions and Powers.  The JRC’s responsibilities shall include:

(i)                                    to encourage and facilitate ongoing cooperation and information exchange between the Parties; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(ii)                                to receive and/or provide regular updates from the Parties as to progress with respect to the development of, and obtaining Regulatory Approval for the Product(s).

The JRC shall have no power to amend, modify, or waive compliance with this Agreement.  It shall have only such powers as are specifically set forth in this Agreement for the JRC to perform.  The JRC’s meeting minutes, regardless of whether signed by senior representatives of both Parties, shall not be deemed to amend, modify or waive compliance with this Agreement.

2.2                                           Decision-Making.  The JRC shall act by consensus.  The representatives from each Party will have, collectively, one (1) vote on behalf of that Party.  If the JRC cannot reach consensus on any matter requiring a vote then either Party may refer the matter to the Chief Executive Officer (CEO) of such Party for resolution.  The CEOs shall use good faith efforts to promptly resolve such matter.  If the CEOs cannot resolve the matter within ten (10) Business Days, then the CEO of ATI shall have the final decision-making authority on such matter.  For the avoidance of doubt, nothing herein is intended to diminish the dispute resolution rights in Section 10.2.

2.3                               Discontinuation of the JRC.  The JRC shall continue to exist until the first to occur of (a) the First Commercial Sale of a Product in the Territory; (b) the Parties mutually agree to disband the JRC; or (c) Rigel provides to ATI written notice of its intention to no longer participate in the JRC.  Following discontinuation of the JRC as described in (a), (b), or (c) above, the JRC shall have no further obligations under this Agreement and ATI shall have the right to solely decide, without consultation with Rigel, any matters previously before the JRC, consistent with the principles set forth herein (including the limitations on JRC authority set forth in Section 2.1(c)).

2.4                               Reports and Compliance.  In addition to information and reports required elsewhere in this Agreement, during the Term, ATI shall, [***] after the Effective Date and each [***] period thereafter, provide Rigel with a written report summarizing in reasonable detail, on a country-by-country basis, ATI’s, its Affiliates’ and Sublicensees’ activities and progress related to the Development of Products in the Field, including the major activities performed by ATI during such [***] period, conduct of non-clinical activities and clinical trials, information regarding the status of Regulatory Approvals and any future planned activities.  Rigel shall have the opportunity to reasonably seek further explanation or clarification of matters covered in such reports, and ATI shall in good faith endeavor to provide such explanation or clarification as may be requested by Rigel.

2.5                               Responsibility of ATI. ATI shall be responsible for all activities it wishes to perform under the license granted under this Agreement, including but not limited to performing its diligence as described in Section 2.6, Development, Manufacturing, and Commercialization of all Products and all costs associated therein.

2.6                               ATI Diligence.  ATI shall use Commercially Reasonable Efforts to Develop, seek Regulatory Approval for, and Commercialize [***].  Without limiting the generality of the foregoing, ATI shall initiate a clinical trial with a Product anywhere in the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Territory within [***] after the Effective Date. If ATI has not done so by such time, [***] will become due and payable within [***] from Rigel's request for same.

ARTICLE 3
LICENSES.

3.1                               License to ATI under Rigel Intellectual Property.

(a)                                 License.  Subject to Section 3.1(b), Rigel hereby grants ATI an exclusive (even as to Rigel), worldwide, royalty-bearing license, with the right to grant sublicenses subject to Section 3.2 below, under the Rigel Intellectual Property, to Develop, use, Manufacture, have made, sell, offer for sale, have sold, import and otherwise Commercialize Compounds and Products for use in the Field in the Territory.

(b)     Rigel Retained Rights.  Except as otherwise set forth herein, Rigel retains all of its rights under the Rigel Intellectual Property outside of the Field in the Territory.  In the event that Rigel decides to Develop, use, Manufacture, have made, sell, offer for sale, have sold, import and otherwise Commercialize Compounds and/or Products for use outside of the Field in the Territory, Rigel shall provide written notice thereof to ATI prior to undertaking such activity(ies) and the Parties shall agree to the rights and obligations of the Parties as it relates to any right of reference (as defined in 21 C.F.R. 314.3(b) or analogous law), disclosure of safety related information, including safety and adverse events and reporting, and other pharmacovigilance efforts and branding; provided, however, that Rigel shall not file for Regulatory Approval of a Compound and/or Product in any country within the Territory prior to ATI filing for Regulatory Approval for its Product without ATI’s prior written consent thereof, which consent shall not unreasonably be withheld.

3.2                                    Sublicenses.  ATI shall have the right to grant, without the consent of Rigel, sublicenses under the license in Section 3.1(a) to its Affiliates or Third Parties.  ATI shall remain primarily responsible for the performance of the obligations hereunder by each of its Affiliates and Sublicensees and shall use Commercially Reasonable Efforts to cause all Affiliates and Sublicensees to comply with the terms of this Agreement.

3.3                                    Negative Covenant of ATI.  ATI covenants that it will not, and it will not purport to sublicense any of its Affiliates to, use or practice any Rigel Intellectual Property outside the scope of the license granted to it under Section 3.1 above.

3.4                                    Negative Covenant of Rigel.  Rigel covenants that it will not Develop, use, Manufacture, have made, sell, offer for sale, have sold, import and otherwise Commercialize Compounds and/or Product(s) for use in the Field in the Territory.  Furthermore, Rigel covenants that it will not seek Regulatory Approval for a Compound and/or Product(s) for topical administration where the five (5) year exclusivity period provided by new chemical entity status designation from the FDA for such a Compound and/or Product would be longer than the remaining term of the Rigel Patent Rights Covering such Compound and/or Product.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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3.5            No Implied Licenses.  No right, title or interest is granted by either Party whether expressly or by implication to or under any Patent Rights or Know-how, other than those rights and licenses expressly granted in this Agreement.  Each Party reserves to itself all rights not expressly granted under this Agreement.  Without limiting the generality of the foregoing, and notwithstanding anything express or implied in this Agreement:  (a) no license is granted by Rigel to ATI under this Agreement for any Product having an active pharmaceutical ingredient other than a Compound; and (b) if and to the extent that Rigel or its Affiliates have rights in an active pharmaceutical ingredient that could be combined with a Compound, this Agreement does not extend any rights to such other active pharmaceutical ingredient to ATI.

3.5              Section 365(n) of the Bankruptcy Code.  All rights and licenses granted under or pursuant to any section of this Agreement are and will otherwise be deemed to be for purposes of Section 365(n) of the United States Bankruptcy Code (Title 11, U.S. Code), as amended (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined in Section 101(35A) of the Bankruptcy Code.  The Parties will retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code.  Each Party agrees that the other Party, as licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code or any other provisions of applicable Law outside the United States that provide similar protection for “intellectual property.”  The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party under the U.S. Bankruptcy Code or analogous provisions of applicable Law outside the United States, the other Party will be entitled to a complete duplicate of (or complete access to, as appropriate) such intellectual property and all embodiments of such intellectual property, which, if not already in such Party’s possession, will be promptly delivered to it upon such Party’s written request thereof.  Any agreements supplemental hereto will be deemed to be “agreements supplementary to” this Agreement for purposes of Section 365(n) of the Bankruptcy Code.

ARTICLE 4
FINANCIAL TERMS.

4.1                               Upfront Fee.  Within [***] of the Effective Date, ATI shall pay Rigel a non-refundable, non-creditable payment of Eight Million Dollars ($8,000,000) in cash by wire transfer of immediately available funds into an account designated by Rigel.

4.2                               Development and Regulatory Milestone Payments for a Product. For each milestone event set forth in Table 1 and Table 2 of this Section 4.2, ATI shall pay Rigel the corresponding non-refundable, non-creditable amount indicated for that milestone event for the first instance of its achievement:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Table 1

Milestone Event	Payment
1) [***]	$	[***]
2) [***]	$	[***]
3) [***]	$	[***]
4) [***]	$	[***]
5) [***]	$	[***]
6) [***]	$	[***]
7) [***]	$	[***]
8) [***]	$	[***]
TOTAL		$80,000,000

[***]

Table 2

Milestone Event	Payment
1) [***]	$	[***]
2) [***]	$	[***]
3) [***]	$	[***]
4) [***]	$	[***]

(a)                                 Notification; Payment. For clarity, each of the foregoing payments is payable a maximum of one (1) time only, even if the corresponding milestone event is achieved more than once. Further, for the avoidance of doubt, in no event shall Rigel be entitled to receive

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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from ATI more than $80,000,000, payable in accordance with this Section 4.2.  ATI shall notify Rigel in writing, within five (5) Business Days of the first occurrence of each of the milestone events in this Section 4.2.  The corresponding milestone payment shall be due within [***] after the occurrence of the applicable milestone event or, in the case of milestone payments due for [***],[***] from ATI’s receipt of [***].

(b)                                 If [***] is achieved by a Product or the corresponding payment is otherwise due, prior to [***] having been achieved and paid in full under this Section 4.2, then [***].

(c)                                  The [***] shall also apply if [***] is achieved by a Product prior to [***], then [***]. [***] shall be treated similarly.

(d)                                 In the event that [***] has occurred for a Compound for a particular indication or Route of Administration and ATI does not [***], as applicable, ATI must [***].  For clarity, any [***] hereunder shall have no effect on ATI’s rights to continue with its retained rights to Develop, Manufacture and/or Commercialize Compounds and/or Products in the Field in accordance with the terms of this Agreement.

4.3                                           Milestone Payments for a [***].  For each milestone event set forth in Table 3 and Table 4 of this Section 4.3 , ATI shall pay Rigel the corresponding non-refundable, non-creditable amount indicated for that milestone event within [***] of achievement of such milestone event:

Table 3

Milestone Event	Milestone Payment
1) [***]	$	[***]
2) [***]	$	[***]
TOTAL		$10,000,000

Table 4

Milestone Event	Payment
1) [***]	$	[***]
2) [***]	$	[***]
3) [***]	$	[***]
4) [***]	$	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

(a)                                 Notification; Payment. For clarity, each of the foregoing Development milestone payments is payable a maximum of one (1) time only, even if the corresponding Development milestone event is achieved more than once. Further, for the avoidance of doubt, in no event shall Rigel be entitled to receive from ATI more than $10,000,000, payable in accordance with this Section 4.3. ATI shall notify Rigel in writing, within five (5) Business Days of the first occurrence of each of the milestone events in this Section 4.3. The corresponding milestone payment shall be due within [***] after the occurrence of the applicable milestone event or, in the case of milestone payments due for [***],[***] from ATI’s receipt of [***].

(b)                                 It is understood and agreed that in determining whether the Milestone Events in Section 4.2 or 4.3 have been achieved, it does not matter which Product (comprising any of the Compounds), indication or Route of Administration began first in development.  For clarity, the “first Product” refers to a Product that is first to achieve such milestone.  For example, the Milestone Events of Section 4.2 can have varying Products, indications and/or Routes of Administration, but each is paid only once.  Also for example, once [***] has been achieved, [***] or [***] may be achieved with the same or a different Product.  And, in each case, [***] will be achieved before [***] and [***] will be achieved before [***].

(c)                                  The principles of Section 4.2(b) shall apply to the milestone events and payments under this Section 4.3 in the same way as they apply under Section 4.2.

4.4                               Royalty Payments. ATI shall pay Rigel royalties on Annual Net Sales of Products at the following rates with respect to Annual Net Sales achieved during each applicable Calendar Year during the Term, subject to the royalty adjustments set forth in Section 4.5:

Annual Net Sales Level Thresholds	Royalty Rate
[***]	[***]
[***]	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

4.5                               Royalty Term and Adjustments.

(a)                                 Royalty Term.  ATI’s royalty obligations to Rigel under this Section 4.5 shall expire on a country-by-country and Product-by- Product basis on the earlier of (i) the date on which all Patent Rights containing a Valid Claim Covering the composition of matter of such Product or its method of use in the Field, in the country of sale have expired or been terminated without right to further appeal, or (ii) in such countries in the Territory where [***], ten years from the First Commercial Sale of such Product in such country (the “Royalty Term” with respect to such Product and such country).  Upon the expiration of the Royalty Term applicable to any Product in any country, the licenses under Rigel Intellectual Property under Section 3.1 shall convert to exclusive, fully paid-up, non-royalty-bearing licenses with respect to all Rigel Intellectual Property.

(b)                                 Royalty Rate Adjustments.

(1)  Know-how Royalty.  During the applicable Royalty Term, in any country that does not have a Valid Claim Covering the given Product, ATI shall pay Rigel on Annual Net Sales of such Product in such country a royalty equal to [***] on such Annual Net Sales under Section 4.4 (i.e., at [***] as applied to Annual Net Sales of such Product in such country).

(2)  Third Party Royalty Offset.  If ATI (a) reasonably determines in good faith that, [***]; or (b) [***], then the amount of Rigel’s royalty payments under Section 4.4, with respect to Annual Net Sales for such Product in such country shall, subject to Section 4.5(b)(3), be reduced by [***] of the amount paid by ATI to such Third Party that is reasonably and appropriately allocable to, as applicable, such Product in such country.

(3) Limit on Deductions.  In no event will a deduction, or the aggregate deductions, under Section 4.5 (b) (1) or 4.5 (b) (2) reduce any royalty payment made by ATI to Rigel in respect of Annual Net Sales of such Product pursuant to Section 4.4, to less than [***] of the royalty otherwise due pursuant to Section 4.4 on such Product in such country.

(4)  Combination Product Adjustments.  Solely for the purpose of calculating Net Sales of Combination Products, if ATI sells the Product in the form of a Combination Product in a particular country, Net Sales of such Combination Product in such country for the purpose of determining the royalty due to Rigel pursuant to Section 4.4 will be calculated by [***]. If, on a country-by-country basis, [***], Net Sales for the purpose of determining royalties due to Rigel for the Combination Product will be calculated by [***]. If, on a country-by-country basis, [***], Net Sales for the purposes of determining royalties due to Rigel for the Combination Product will be [***].

4.6                                           Quarterly Payment Timings.  All royalties due under Section 4.4 shall be paid quarterly, within [***] after the end of the applicable Calendar Quarter for which royalties are due.

4.7                                           Royalty Payment Reports.  With respect to each Calendar Quarter, within [***] after the end of the Calendar Quarter, ATI shall provide to Rigel a written report stating the number and description of all Products sold during the relevant Calendar Quarter; the gross sales

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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associated with such sales; and the calculation of quarterly Net Sales on such sales, including the amount of any deduction provided for in the definition of Net Sales in Article 1.  The report shall provide all such information on a country-by-country and Product-by-Product basis.

4.8                               Payment Method.

(a)  Wire.  All payments due under this Agreement to Rigel shall be made by bank wire transfer in immediately available funds to an account designated by Rigel.

(b)  Foreign Exchange.  For the purposes of calculating any sums due under this Agreement (including the calculation of Net Sales expressed in currencies other than US Dollars), ATI shall convert any amount expressed in a foreign currency into US Dollar equivalents, calculated using the applicable currency conversion rate as published in The Wall Street Journal, Eastern Edition, on the last Business Day of the applicable Calendar Quarter for the Calendar Quarter in which such sales were made (or, if such date is not a Business Day, on the next Business Day thereafter).

(c)  Late Payments.  Without limiting any other rights or remedies available to Rigel hereunder, if ATI does not pay any amount due on or before the due date, ATI shall pay to Rigel interest on any such amounts from and after the date such payments are due under this Agreement at a rate per annum equal to [***] or the maximum applicable legal rate, if less, calculated on the total number of days payment is delinquent.  In addition, ATI shall reimburse Rigel for all costs, including attorneys’ fees and legal expenses, incurred in the collection of late payments.

4.9                         Taxes.  All payments due and payable under this Agreement will be made without any deduction or withholding for or on account of any tax unless such deduction or withholding is required by applicable Laws.  If ATI is so required to deduct or withhold, ATI will (i) promptly notify Rigel of such requirement; (ii) pay to the relevant Governmental Authorities the full amount required to be deducted or withheld promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Rigel; and (iii) promptly forward to Rigel an official receipt (or certified copy) or other documentation reasonably acceptable to Rigel evidencing such payment to such authorities.

4.10                  Books and Records; Audit Rights. ATI shall keep, and shall require its Affiliates and Sublicensees to keep, complete and accurate records of the latest [***] relating to milestones, gross sales, Net Sales, and all underlying revenue and expense data relating to the calculations of Net Sales and all payments due under this Article 4.  For the sole purpose of verifying amounts payable to Rigel, Rigel shall have the right [***] per Calendar Year, at Rigel’s expense, to retain an independent certified public accountant selected by Rigel and reasonably acceptable to ATI, to review such records in the location(s) where such records are maintained by ATI, its Affiliates and Sublicensees upon reasonable notice and during regular business hours.  Such representatives shall disclose to Rigel only their conclusions regarding the accuracy of payments hereunder and of records related thereto.  The right to audit any records underlying any royalty report shall extend

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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for [***] from the end of the Calendar Year in which the royalty report was delivered, and the right to audit any other record shall extend for [***] from the end of the Calendar Year in which such record relates.  ATI shall, within [***] after the Parties’ receipt of the audit report, pay Rigel the amount of any underpayment revealed by such audit together with interest calculated in the manner provided in Section 4.8 (c).  If the underpayment is equal to or greater than [***] of the amount that was otherwise due, Rigel shall be entitled to have ATI reimburse Rigel’s reasonable out-of-pocket expenses of such review.  Rigel shall, within [***] after the Parties’ receipt of the audit report, return to ATI any overpayment revealed by such audit.

4.11                              Non-refundable, non-creditable payments.  Each payment that is required under this Agreement is non-refundable and non-creditable.

ARTICLE 5
INTELLECTUAL PROPERTY.

5.1                                     Inventorship.  Inventorship for patentable inventions conceived or reduced to practice during the course of the performance of activities pursuant to this Agreement shall be determined in accordance with United States patent laws for determining inventorship.

5.2                                     Ownership.  Subject to the licenses and rights granted to ATI under this Agreement, Rigel shall solely own the entire right, title and interest in and to all inventions and discoveries (and Patent Rights claiming patentable inventions therein) first made, discovered, conceived or reduced to practice (in accordance with determining inventorship as described in Section 5.1) solely by employees or contractors of Rigel or acquired solely by Rigel in the course of Development, Manufacture or Commercialization of Compounds or Products.  ATI shall solely own the entire right, title and interest in and to all inventions and discoveries (and Patent Rights claiming patentable inventions therein) first made, discovered, conceived or reduced to practice (in accordance with determining inventorship as described in Section 5.1) solely by employees or contractors of ATI or acquired solely by ATI in the course of Development, Manufacture or Commercialization of Compounds or Products. All inventions and discoveries (and Patent Rights claiming patentable inventions therein), first made, discovered, conceived or reduced to practice jointly by employees or agents of one Party and employees or contractors of the other Party shall be jointly owned by the Parties (“Joint Invention”). Each Party shall, and shall ensure that its Affiliates and its and its Affiliates’ employees, agents and consultants, execute all documents necessary, and otherwise reasonably cooperate with the other Party, to effectuate this Section 5.2.

5.3                                           Disclosure of Inventions.  Each Party shall promptly disclose to the other all inventions, including all invention disclosures or other similar documents submitted to such Party by its, its Affiliates, employees, agents or independent contractors describing such inventions discovered in the course of conducting such Party’s activities under this Agreement.  Each Party shall also respond promptly to reasonable requests from the other Party for more information relating to such inventions.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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5.4             Prosecution and Maintenance of Patent Rights.

(a)                                 Rigel Patent Rights Other Than Joint Patent Rights.  Except as otherwise provided in this Section 5.4, as between the Parties, Rigel shall be responsible for the preparation, filing, Prosecution (including any interferences, reissue proceedings, and other administrational proceedings) and Maintenance of the Rigel Patent Rights other than Joint Patent Rights, at Rigel’s cost and expense other than as set forth below.  Rigel shall provide ATI with reasonable opportunity to review and comment on such Prosecution efforts regarding such subject matter under the Rigel Patent Rights to which ATI has rights to under Section 3.1(a).  ATI shall have final say over all decisions relating to Prosecution efforts with respect to the licensed subject matter within the Rigel Patent Rights in Europe and the U.S. that specifically claim the composition of matter or the method of use in the Field, of any Compound or Product, [***].  Rigel shall provide ATI with a copy of material communications from any patent authority regarding such Rigel Patent Rights, and shall provide drafts of any material filings or responses to be made to such patent authorities a reasonable amount of time in advance of submitting such filings or responses.  If Rigel determines in its sole discretion to abandon, not file or not Maintain a Rigel Patent Right, then Rigel shall provide ATI written notice of such determination at least thirty (30) Business Days before any deadline for taking action to avoid abandonment of such Rigel Patent Rights.  ATI shall have the right, but not the obligation, to prepare, file, Prosecute and Maintain such Rigel Patent Rights on behalf of Rigel at ATI’s expense.  If ATI desires Rigel to file, in a particular jurisdiction, a Rigel Patent Right that claims priority to another Rigel Patent Right, ATI shall provide written notice to Rigel requesting that Rigel file such patent application in such jurisdiction, and Rigel shall file and Prosecute such patent application and Maintain any patent issuing thereon in such jurisdiction at ATI’s expense.

(b)                                 Joint Patent Rights.  With respect to any potentially patentable Joint Invention, the Parties shall confer and agree upon which Party, if any, shall prepare, file, Prosecute (including any interferences, reissue proceedings, and other administrational proceedings) and Maintain patent applications covering such Joint Invention (any such patent application and any patents issuing therefrom a “Joint Patent Right”), at the responsible Party’s expense.  It is the intention of the Parties that, unless otherwise agreed in writing, ATI would prepare, file, Prosecute and Maintain any Joint Patent Rights. The Party that Prosecutes a patent application in the Joint Patent Rights (the “Prosecuting Party”) shall provide the other Party reasonable opportunity to review and comment on such Prosecution efforts regarding the applicable Joint Patent Rights in the particular jurisdictions, and such other Party shall provide the Prosecuting Party reasonable assistance in such efforts.  The Prosecuting Party shall provide the other Party with a copy of all material communications from any patent authority in the applicable jurisdictions regarding the Joint Patent Rights being Prosecuted by such Party, and shall provide drafts of any material filings or responses to be made to such patent authorities a reasonable amount of time in advance of submitting such filings or responses.  In particular, each Party agrees to provide the other Party with all information necessary to enable the other Party to comply with the duty of candor/duty of disclosure requirements of any patent authority. Should ATI determine that it will no longer support the continued Prosecution or Maintenance of a particular Joint Patent Right in a country or jurisdiction, ATI shall provide Rigel with written notice of such determination at least thirty (30) Business Days prior to any deadline for taking action to avoid abandonment of such Joint Patent Right.  Rigel shall have the right, but not

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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obligation, to file, Prosecute and Maintain such Joint Patent Rights in the applicable jurisdiction at Rigel’s expense.

(c)                                  [***]

5.5                               Cooperation of the Parties.  At the reasonable request of the responsible (as provided for in this Article 5) Party, the other Party agrees to cooperate fully in the preparation, filing, Prosecution, enforcement and Maintenance of any Patent Rights claiming Compounds under this Agreement.  Such cooperation includes executing all papers and instruments (or causing its personnel to do so) reasonably useful to enable the other Party to apply for and to Prosecute patent applications in any country; and promptly informing the other Party of any matters coming to such Party’s attention that may affect the preparation, filing, Prosecution, enforcement or Maintenance of any such Patent Rights.

5.6       Infringement of Patent Rights by Third Parties.

(a)                                 Notification.  Each Party shall promptly notify the other Party in writing if the notifying Party reasonably believes that any of the Patent Rights referenced in Section 5.4 are being or have been infringed or misappropriated by a Third Party through Compound and/or Product-related activities in the Territory in the Field (such infringement, together with any that may be imminently threatened to occur by any potential generic version of a Product arising under the implementing procedures of 35 U.S.C. 271(e)(2) or ex-U.S. equivalent, “Product Infringement”, and “Product Infringer” shall be interpreted accordingly).  Similarly, each Party shall notify the other Party in writing if the notifying Party reasonably believes such activity is occurring outside the Field.

(b)                                 First Right.  ATI shall have the first right, but not the obligation, to bring an appropriate claim, suit or other action against any person or entity engaged in Product Infringement. ATI shall reasonably consider Rigel’s comments on any such enforcement activities.  Except as provided in subsection (c), ATI shall bear all costs and expenses for enforcement under this Section 5.6(b) (including the costs of Rigel’s cooperation as required under subsection (d)).  Similarly, Rigel shall have a corresponding first right for such activity outside the Field.

(c)                                  Back-Up Right.  If ATI does not, within 180 days after the first notice between the Parties under Section 5.6(a) of the applicable Product Infringement, bring suit against the Product Infringer, then Rigel shall have the right but not the obligation to do so at its sole expense (including costs of ATI’s cooperation as required under subsection 5.6(d)).  [***].

(d)                                 Participation of the other Party with Respect to Infringement Suits.  If a Party brings an action against a Third Party for infringement under this Section 5.6, the other Party shall be entitled to separate representation in such matter by counsel of its own choice and at its own expense, and such Party shall cooperate fully with the Party bringing such action including by being joined as a party plaintiff if necessary to obtain standing for such action (all at the expense on a pass-through basis of the Prosecuting Party).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

(e)                                  Settlement.  Neither Party shall settle any claim, suit or action that it brought under this Section in any manner that would negatively impact such Rigel Patent Rights, without the prior written consent of the other, which consent shall not be unreasonably withheld, conditioned or delayed.

(f)                                   Allocation of Proceeds.  The enforcing Party shall retain monetary damages recovered from any Third Party in a suit or action brought for Product Infringement after first reimbursing the Parties for any expenses incurred by the Parties in such litigation (including, for this purpose, a reasonable allocation of expenses of internal counsel), provided that, in the event [***], such recovery [***] shall be [***].

5.7  Post-Grant Proceeding.  If an opposition, post-grant review, inter partes review, ex parte reexamination, or supplemental examination (collectively, a “Post-Grant Proceeding”) is brought naming Rigel, ATI and/or any Affiliate or Sublicensee thereof as a defendant or party to an action and alleging invalidity or unenforceability of any claims to a Compound and/or Product in the Field within the Rigel Patent Rights, the parties shall promptly notify each other in writing and ATI may elect, upon written notice to Rigel within thirty (30) days after ATI receives notice of the commencement of such action, to take over the sole defense of the action at its own expense.  ATI shall consult with Rigel and shall reasonably consider Rigel’s comments regarding the defense of such actions. If ATI does not assume sole defense of the action within thirty (30) days after ATI receives notice of the commencement of such action, Rigel may take over the sole defense of the action at Rigel’s sole expense.  Similarly, where such claims are outside the scope of ATI’s licenses herein but within the Rigel Patent Rights, Rigel shall notify ATI, consult with ATI, and ATI shall have a back-up right to assume defense if Rigel does not.  The Party not defending such an action shall cooperate fully with the Party defending such action including by being joined as a party if necessary to obtain standing for such action (all at the expense on a pass-through basis of Party defending such action.  Neither Party shall settle any claim, suit or action that it brought under this Section in any manner that would negatively impact such Rigel Patent Rights, without the prior written consent of the other, which consent shall not be unreasonably withheld, conditioned or delayed.

ARTICLE 6
CONFIDENTIALITY; PUBLICITY.

6.1                                           General.  Any and all information disclosed or submitted in writing or in other tangible form — or if disclosed orally, that is indicated to be confidential at the time of disclosure and confirmed in writing as such within thirty (30) Business Days after initial disclosure — to one Party (or its Affiliate) by the other Party (or its Affiliate) under this Agreement [***], is the “Confidential Information” of the disclosing Party. Each Party shall receive and maintain the other Party’s Confidential Information in strict confidence.  Neither Party shall disclose any Confidential Information of the other Party to any Third Party.  Neither Party shall use the Confidential Information of the other Party for any purpose other than as required to perform its obligations or exercise its rights hereunder.  Each Party may disclose the other Party’s Confidential Information to the receiving Party’s employees, directors, officers, investors, consultants, and contractors requiring access thereto for the purposes of this Agreement,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

provided, however, that prior to making any such disclosures, each such person shall be bound by written agreement to maintain Confidential Information in confidence and not to use such information for any purpose other than in accordance with the terms and conditions of this Agreement.  Each Party agrees to take all steps necessary to ensure that the other Party’s Confidential Information shall be maintained in confidence including such steps as it takes to prevent the disclosure of its own proprietary and confidential information of like character.  Each Party agrees that this Agreement shall be binding upon its Affiliates, and upon the employees and contractors involved in the Research Program of such Party and its Affiliates.  Each Party shall take all steps necessary to ensure that its Affiliates and employees and contractors shall comply with the terms and conditions of this Agreement.  The foregoing obligations of confidentiality and non-use shall survive, and remain in effect for a period of five (5) years from, the termination or expiration of this Agreement in accordance with Article 9.

6.2                         Exclusions from Nondisclosure Obligation.  The nondisclosure and nonuse obligations in Section 6.1 shall not apply to any Confidential Information to the extent that the receiving Party can establish by competent written proof that it:

(a)                                 at the time of disclosure is publicly known;

(b)                                 after disclosure, becomes publicly known by publication or otherwise, except by breach of this Agreement by such Party;

(c)                                  was in such Party’s possession in documentary form at the time of disclosure hereunder [***];

(d)                                 is received by such Party from a Third Party who has the lawful right to disclose the Confidential Information and who shall not have obtained the Confidential Information either directly or indirectly from the disclosing Party; or

(e)                                  is independently developed by such Party (i.e., without reference to Confidential Information of the disclosing Party).

6.3                         Required Disclosures.  If either Party is required, pursuant to a governmental law, regulation or order, to disclose any Confidential Information of the other Party, the receiving Party (i) shall give advance written notice to the disclosing Party, (ii) shall make a reasonable effort to assist the other Party to obtain a protective order requiring that the Confidential Information so disclosed be used only for the purposes for which the law or regulation required and (iii) shall use and disclose the Confidential Information solely to the extent required by the law or regulation.

6.4                         Terms of Agreement.  The terms of this Agreement are the Confidential Information of both Parties.  However, each Party shall be entitled to disclose the terms of this Agreement under legally binding obligations of confidence and limited use to:  legal, financial and investment banking advisors; and potential and actual investors, acquirers or Sublicensees doing diligence and counsel for the foregoing.  In addition, if legally required, a copy of this Agreement may be filed by either Party with the SEC (or relevant ex-U.S. counterpart).  In that case, the filing Party will if requested by the other Party diligently seek confidential treatment

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

for terms of this Agreement for which confidential treatment is reasonably available, and shall provide the non-filing Party reasonable advance notice of the terms proposed for redactions and a reasonable opportunity to request that the filing Party make additional redactions to the extent confidential treatment is reasonably available under the law.

6.5                         Return of Confidential Information.  Promptly after the termination or expiration of this Agreement for any reason, each Party shall return to the other Party all tangible manifestations of such other Party’s Confidential Information at that time in the possession of the receiving Party.

6.6                         Publicity. Both Parties may publish a press release containing substantially the same text regarding this Agreement as shown in the attached as Exhibit C.  Other than repeating information in such press release (or any subsequent mutually agreed press release), neither Party will generate or allow any further publicity regarding this Agreement or the transaction or research contemplated hereunder without giving the other Party the opportunity to review and comment on the press release.  The Parties recognize the importance of announcing the achievement of milestone events set forth in Article 4 (including those in Sections 4.2 and 4.3) and that Rigel may be required by Law to disclose these occurrences. Accordingly, the Parties hereby agree that each such event shall be publicly announced by the Parties if requested by Rigel, and the Parties shall mutually agree upon the text of a press release to announce each such event. ATI shall not unreasonably withhold its consent to the manner in which Rigel proposes to make such disclosure.

ARTICLE 7
REPRESENTATIONS AND WARRANTIES.

7.1       Mutual.

(a)                                 such Party is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)                                 such Party has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(c)                                  this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof;

(d)                                 the execution, delivery and performance of this Agreement by such Party does not conflict with and will not constitute a breach of any agreement or any provision thereof, or any instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any Law of any Governmental Authority having jurisdiction over such Party; and

(e)                                  no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

agency or instrumentality, domestic or foreign, under any applicable Laws currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Agreement, or for the performance by it of its obligations under this Agreement, except as necessary to conduct clinical trials or to seek or obtain Regulatory Approvals. .

7.2                               Additional Representations and Warranties of Rigel.  Rigel represents and warrants to ATI that, as of the Effective Date:

(a)                                 it Controls the Rigel Patent Rights listed on Exhibit B;

(b)                                 it has the right under the Rigel Intellectual Property to grant the licenses to ATI as purported to be granted pursuant to this Agreement;

(c)                                  Rigel has fully disclosed all material information relating to Products and the Compounds including pre-clinical and clinical data and other data that relates to the safety and potential efficacy of the Compounds that it considers in its reasonable judgment would be relevant to the decision by ATI to proceed with the Development of Products;

(d)                                 Rigel has no reason to believe that the claims in the Rigel Patent Rights that cover Compounds and methods of use in the Field will not proceed to grant in at least the USPTO and the European Patent Office (to the extent such claims have not granted already);

(e)                                  to the best of Rigel’s knowledge, no Third Party is infringing the Rigel Patent Rights or misappropriating the Rigel Know-how; and

(f)                                   there are no actual, pending, alleged or threatened adverse actions, suits, claims, interferences or formal governmental investigations involving the Product and/or the Rigel Intellectual Property relating to the Product by or against Rigel or any of its Affiliates in or before any court, Governmental or Regulatory Authority and to the best of Rigel’s knowledge, there is no reasonable basis for any such actions, suits, claims, interferences or investigations that would be reasonably expected to have an outcome unfavorable to Rigel; and

(g)                                 The Rigel Know-how constitutes all of the Know-how Controlled by Rigel as of the Effective Date that is known by Rigel, after reasonable inquiry, to be necessary for the Development, Manufacture and Commercialization of a Compound and/or Product.

7.3                               Disclaimer.  ATI understands that the Products are the subject of ongoing clinical research and development and that Rigel cannot assure the safety or efficacy of the Products.  In addition, Rigel makes no warranties except as set forth in this Article 7 concerning the Rigel Intellectual Property.

7.4                               DISCLAIMER OF WARRANTIES.  OTHER THAN THE EXPRESS WARRANTIES OF ARTICLE 7, EACH PARTY DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR THAT ANY PRODUCTS DEVELOPED UNDER THIS AGREEMENT ARE FREE FROM THE RIGHTFUL CLAIM OF ANY THIRD PARTY.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

ARTICLE 8
INDEMNIFICATION.

8.1                               By Rigel.  Rigel hereby agrees to indemnify, defend and hold harmless ATI, its Affiliates and its and their directors, officers, agents and employees (collectively, “ATI Indemnitees”) from and against any and all liability, loss, damage or expense (including without limitation reasonable attorneys’ fees) (collectively, “Losses”) they may suffer as the result of Third-Party claims, demands and actions (collectively, “Third-Party Claims”) arising out of or relating to any breach of a representation or warranty made by Rigel under Article 7, except to the extent of any Losses (i) attributable to the gross negligence or intentional misconduct of any ATI Indemnitee, or (ii) for which ATI is required to Indemnify Rigel pursuant to Section 8.2.

8.2                   By ATI.  ATI hereby agrees to indemnify, defend and hold harmless Rigel, its Affiliates and its and their directors, officers, agents and employees (collectively, “Rigel Indemnitees”) from and against any and all Losses they may suffer as the result of Third-Party Claims arising out of or relating to (a) any breach of a representation or warranty made by ATI under Article 7, or (b)  research, testing, Development, Manufacture, use, sale, distribution, licensing and/or Commercialization of Compounds and/or Products by, on behalf of, or under right from ATI or its Affiliate(s), except in each case to the extent of any Losses (i) attributable to the gross negligence or intentional misconduct of any Rigel Indemnitee, or (ii) arising out of any breach of a representation or warranty made by Rigel in Article 7.

8.3                   Procedures.  Each of the foregoing agreements to Indemnify is conditioned on the relevant Rigel Indemnitees or ATI Indemnitees (i) providing prompt written notice of any Third-Party Claim giving rise to an indemnification obligation hereunder, (ii) permitting the indemnifying Party to assume full responsibility to investigate, prepare for and defend against any such Third-Party Claim, (iii) providing reasonable assistance in the defense of such claim at the indemnifying Party’s reasonable expense, and (iv) not compromising or settling such Third-Party Claim without the indemnifying Party’s advance written consent.  If the Parties cannot agree as to the application of the foregoing Sections 8.1 and 8.2, each may conduct separate defenses of the Third-Party Claim, and each Party reserves the right to claim indemnity from the other in accordance with this Article 8 upon the resolution of the underlying Third-Party Claim.

8.4                         Exclusion of Consequential Damages.  EXCEPT WITH RESPECT TO A BREACH OF ARTICLE 6 OR THIRD PARTY CLAIMS THAT ARE SUBJECT TO INDEMNIFICATION UNDER THIS ARTICLE 8 (INDEMNIFICATION), NEITHER ATI NOR RIGEL, NOR ANY OF THEIR RESPECTIVE AFFILIATES, WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, MULTIPLE OR PUNITIVE DAMAGES, COSTS OR EXPENSES (INCLUDING LOST PROFITS, LOST REVENUES AND/OR LOST SAVINGS), ARISING OUT OF THIS AGREEMENT OR RELATING TO ANY BREACH OF THIS AGREEMENT, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER SUCH PARTY OR ANY REPRESENTATIVE OF SUCH

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.

ARTICLE 9
TERM.

9.1                         Term.  This Agreement shall commence on the Effective Date and, unless earlier terminated pursuant to this Article 9, shall continue in full force until the last to expire Royalty Term (the “Term”).

9.2                         Termination for Material Breach.  Either Party (the “Non-Breaching Party”) may, without prejudice to any other remedies available to it under applicable Law or in equity, terminate this Agreement if the other Party (the “Breaching Party”) shall have materially breached or defaulted in the performance of its obligations hereunder, and such default shall have continued for sixty (60) Business Days (or, in the case of a payment breach, thirty (30) Business Days), after written notice thereof was provided to the Breaching Party by the Non-Breaching Party, such notice describing the alleged breach.  Any such termination of this Agreement under this Section 9.2 shall become effective at the end of such sixty (60) or thirty (30) Business Days (as applicable) cure period, unless the Breaching Party has cured such breach or default prior to the expiration of such cure period.  The right of either Party to terminate this Agreement as provided in this Section 9.2 shall not be affected in any way by such Party’s waiver or failure to take action with respect to any previous default.

9.3                         Termination Without Cause. ATI may terminate this Agreement for any reason or no reason on three (3) months written notice to Rigel.

9.4                         Survival.  Termination of this Agreement shall be without prejudice to or limitation on any other remedies available to nor any accrued obligations of either Party.  In addition, Articles 1, 6, 8, 9 and 10 shall survive any expiration or termination of this Agreement.

9.5                         Additional Effects of Termination for ATI Breach or ATI Termination Without Cause.  If Rigel terminates this Agreement for ATI’s uncured material breach, or ATI terminates this Agreement without cause under Section 9.3, all licenses under Article 3 shall terminate and:

(a)                                 Effective upon such termination, ATI hereby grants to Rigel an exclusive, royalty-free, fully paid license under the ATI Intellectual Property to Develop, use, Manufacture, have made, sell, offer for sale, have sold, import and otherwise Commercialize Compounds and Products in the Field in the Territory;

(b)                                 Unless Rigel declines to accept any given transfer in writing, ATI shall transfer to Rigel all INDs, Drug Approval Applications, Regulatory Approvals and other regulatory filings for Compounds and/or Product;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

(c)                                  Unless Rigel declines to accept any given contract transfer in writing, ATI shall assign to Rigel all contracts directly relating to Compounds and/or Product, including in-licenses, services contracts (including those for Manufacturing services), and clinical trial agreements;

(d)                                 ATI shall transfer to Rigel within thirty (30) Business Days after the effective date of termination any and all inventories (whether research grade, clinical grade, or commercial grade) of Compounds and/or Products;

(e)                                  ATI shall provide, at Rigel’s expense, such assistance under this Section 9.5 and other transition support to Rigel as Rigel may reasonably request.

9.6                           Effects of Reverted Rights for a Product.  In the event that [***], [***]. [***] any Rigel Intellectual Property related to [***].

9.7                           Return of Rigel Materials.  ATI shall either return to Rigel or destroy all Rigel materials upon expiration or termination of this Agreement, if not returned, destroyed, or fully exhausted before then.

ARTICLE 10
MISCELLANEOUS.

10.1                                    Independent Contractors.  The Parties shall perform their obligations under this Agreement as independent contractors.  Nothing contained in this Agreement shall be construed to be inconsistent with such relationship or status.  This Agreement and the Parties’ relationship in connection with it shall not constitute, create or in any way be interpreted as a joint venture, fiduciary relationship, partnership or agency of any kind.

10.2                                    Dispute Resolution.  Either Party may refer any dispute in connection with this Agreement to its CEO for good-faith discussions over a period of not less than [***]. Each Party will make its CEOs reasonably available for such discussions.  If the Parties’ CEOs are unable to resolve the dispute within such [***], then either Party may proceed to request arbitration in accordance with Exhibit D unless it is a dispute under Section 10.3.

10.3                  Patent and Trademark Disputes.  Any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any Rigel Patent Rights covering the Development, Manufacture, use, and/or Commercialization of a Product shall be submitted to a court of competent jurisdiction in the country in which such patent or trademark rights were granted or arose.

10.4                        Governing Law and Venue.  This Agreement shall be governed by and interpreted in accordance with the Laws of the State of Delaware without regard to its conflict of laws principles.  The Parties agree that all disputes arising under this Agreement, except for those under Section 10.3 that are not resolved under Section 10.2 shall be resolved by binding arbitration in accordance with Exhibit D. The provisions of the United Nations Convention on

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

Contracts for the International Sale of Goods shall not apply to this Agreement or any subject matter hereof.

10.5                        Entire Agreement.  This Agreement, together with the Exhibits hereto, set forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties as to the subject matter of this Agreement and supersedes and terminates all prior agreements and understanding between the Parties with respect to the subject matter hereof.  In particular, and without limitation, this Agreement supersedes and replaces the [***] and any and all [***] relating to the transactions contemplated by this Agreement and exchanged between the Parties prior to the Effective Date.  There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties as to the subject matter of this Agreement other than as set forth herein and therein.  No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by the respective authorized officers of the Parties.

10.6                        Assignment. Neither this Agreement nor any right or obligation hereunder may be assigned or otherwise transferred by any Party without the consent of the other Party; provided, however, that any Party may, without such consent, assign this Agreement, in whole or in part:  (a) to any of its respective Affiliates; provided that the assigning Party shall remain jointly and severally liable with such Affiliate in respect of all obligations so assigned; or (b) to any successor in interest by way of merger, acquisition or sale of all or substantially all of its assets to which this Agreement relates or its stock; provided that such successor agrees in writing to be bound by the terms of this Agreement as if it were the assigning party and ATI notifies Rigel in writing of such assignment within twenty (20) Business Days of such assignment.  Any assignment not in accordance with this Section 10.6 shall be void.

10.7                  Severability.  If one or more of the provisions in this Agreement are deemed unenforceable by law, then such provision shall be deemed stricken from this Agreement and the remaining provisions shall continue in full force and effect.

10.8                  Force Majeure. No Party shall be held liable or responsible to the other Party nor be deemed to be in default under, or in breach of any provision of, this Agreement for failure or delay in fulfilling or performing any obligation (other than a payment obligation) of this Agreement when such failure or delay is due to force majeure, and without the fault or negligence of the Party so failing or delaying.  For purposes of this Agreement, force majeure is defined as causes beyond the reasonable control of the failing or delaying Party, which may include acts of God; acts of any Governmental or Regulatory Authority including the FDA; war; civil commotion; destruction of production facilities or materials by fire, flood, earthquake, explosion or storm; labor disturbances; epidemic; and failure of public utilities or common carriers (“Force Majeure”).  In such event Rigel or ATI, as the case may be, shall immediately notify the other Party of such inability and of the period for which such inability is expected to continue.  The Party giving such notice shall thereupon be excused from such of its obligations under this Agreement as it is thereby disabled from performing for so long as it is so disabled for up to a maximum of [***], after which time Rigel and ATI shall promptly meet to discuss in good faith how to best proceed in a manner that maintains and abides by the Agreement.  To the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

extent possible, the failing or delaying Party shall use reasonable efforts to minimize the duration of any force majeure.

10.9                        Notices.  Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement and shall be deemed to have been sufficiently given for all purposes if mailed by first class certified or registered mail, postage prepaid, delivered by express delivery service or personally delivered or delivered by facsimile or electronic transmission, with confirmation of receipt.  Unless otherwise specified in writing, the mailing addresses of the Parties shall be as described below.

If to Rigel:

Rigel Pharmaceuticals, Inc.

1180 Veterans Blvd.

South San Francisco, California  94080

Attention:  Raul Rodriguez or CEO

In the case of ATI:

Aclaris Therapeutics International Limited

3rd Floor, 1 Ashley Road

Altrincham, Cheshire, WA14 2DT

United Kingdom.

Attention:  Neal Walker or CEO

10.10           Construction.  This Agreement has been prepared jointly and shall not be strictly construed against either Party.  Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

10.11           Headings.  The headings for each article and section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on, nor to be used to interpret, the meaning of the language contained in the particular article or section.

10.12           No Waiver.  Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the subsequent enforcement of its rights under this Agreement, excepting only as to an express written and signed waiver as to a particular matter for a particular period of time executed by an authorized officer of the waiving Party.

10.13                 Performance by Affiliates.  A Party may perform some or all of its obligations under this Agreement through Affiliate(s) or may exercise some or all of its rights under this Agreement through Affiliates.  However, each Party shall remain responsible and be guarantor

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

of the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.  In particular and without limitation, all Affiliates of a Party that receive Confidential Information of the other Party pursuant to this Agreement shall be governed and bound by all obligations set forth in Article 6, and shall (to avoid doubt) be subject to the intellectual property provisions of Article 5 as if they were the original Party to this Agreement (and be deemed included in the actual Party to this Agreement for purposes of all intellectual property-related definitions).  A Party and its Affiliates shall be jointly and severally liable for their performance under this Agreement.

10.14           Counterparts.  This Agreement may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies from separate computers or printers.  Facsimile signatures and signatures transmitted via PDF shall be treated as original signatures.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

IN WITNESS WHEREOF, the Parties have by duly authorized persons executed this Agreement as of the date first written above.

ACLARIS THERAPEUTICS		RIGEL PHARMACEUTICALS, INC.
INTERNATIONAL LIMITED

By:	/s/ Neal Walker	By:	/s/ Raul Rodriguez

Title:	President and CEO	Title:	President and CEO

Date:	8/27/15	Date:	8/27/15

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

EXHIBITS LIST

A —COMPOUNDS

B — RIGEL PATENT RIGHTS

C — PRESS RELEASE

D — BINDING ARBITRATION

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

EXHIBIT A — COMPOUNDS

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

EXHIBIT B —  RIGEL PATENTS

Country	Application No.	Date Filed	Publication/ Patent No.	Issue Date	Status

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

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*Further including in each case:  (i) all pending applications for patents (including all U.S. and foreign patent applications), including but not limited to, provisionals, divisionals, continued prosecution applications, substitution applications, continuations, and continuations-in-part of any of the foregoing, and all domestic and foreign counterparts of any of the foregoing and patents issuing therefrom and any applications claiming priority thereto and (ii) all U.S. and foreign patents (including but not limited to utility patents, utility models and utility model applications, and certificates of invention), design patents or registered industrial designs and design applications or applications for registration of industrial designs, together with any and all substitutions, extensions and term restorations (including but not limited to supplementary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

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protection certificates), registrations, confirmations, re-examinations, reissues, renewals, patents of addition, and similar rights and foreign counterparts thereof.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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EXHIBIT C — DRAFT PRESS RELEASE

Rigel and Aclaris Therapeutics International Sign License Agreement for JAK3 Inhibitors to Treat Skin Disorders

South San Francisco, Calif. and Malvern, Penn., X, 2015 —  Rigel Pharmaceuticals, Inc. and Aclaris Therapeutics, Inc. today announced an agreement that gives Aclaris’ affiliate, Aclaris Therapeutics International Limited (“ATI”), an exclusive worldwide license to develop and commercialize Rigel’s JAK1/3 inhibitors for the treatment of alopecia areata and other dermatological conditions. Recent research indicates that suppressing the inflammation in the skin caused by the overexpression of JAK3 may have significant benefit to patients with alopecia areata and other autoimmune skin disorders.

Under the Agreement, ATI will assume responsibility for the continued development of [insert compounds], including creating a topical formulation, and designing and implementing clinical research programs.  The Agreement is limited to all routes of administration, including, but not limited to, oral, systemic and topical applications of [insert compounds] for dermatology indications.  Rigel will receive an upfront payment of $8 million, various milestones, and tiered royalties on any future sales of the drug.

“ATI has valuable experience in the field of dermatology and the internal combination of skills to take [insert compounds] through the next phase of development,” said Raul R. Rodriguez, president and CEO of Rigel.  “We are delighted to partner with them to bring hope and healing to alopecia areata patients everywhere,” he added.

[Insert compounds] in Alopecia Areata

Medical researchers have found that a number of chronic and acute dermatological diseases or disorders result from inflammation triggered by the activation of JAK3 and the subsequent proliferation of T-cells.  For the more than 6 million Americans suffering with alopecia areata, (note: source is National Alopecia Areata Foundation) the autoimmune-mediated abundance of T-cells damages their hair follicles, resulting in hair loss ranging from small patches (mainly on the scalp) to all body hair.  There is no FDA-approved medical treatment for this autoimmune disease. However, preliminary evidence exists that supports the suppression of JAK3 as a potential treatment modality.

is a potent and selective JAK1/3 inhibitor developed by Rigel. A Phase 1 clinical study of R548, taken orally by healthy volunteers, showed that the study drug was well tolerated.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

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About Rigel www.rigel.com

Rigel Pharmaceuticals, Inc. is a clinical-stage biotechnology company focused on the discovery and development of novel, small-molecule drugs for the treatment of inflammatory diseases, autoimmune diseases, and cancers. Rigel’s pioneering research focuses on signaling pathways that are critical to disease mechanisms. Rigel currently has the following product candidates in development: fostamatinib, an oral spleen tyrosine kinase (SYK) inhibitor, which is in Phase 3 clinical trials for ITP and initiating a Phase 2 clinical trial for IgA nephropathy (IgAN); R348, an ophthalmic JAK/SYK inhibitor, in a Phase 2 clinical trial for dry eye in ocular graft-versus-host disease (GvHD); two oncology product candidates in Phase 1 development with partners BerGenBio AG and Daiichi Sankyo; and two preclinical programs with partners AstraZeneca, for R256 in asthma, and Bristol-Myers Squibb, for TGF beta inhibitors in immuno-oncology.

About Aclaris Therapeutics International Limited

Aclaris Therapeutics International Limited is a clinical-stage specialty pharmaceutical company focused on identifying, developing, and commercializing novel topical drugs to address unmet needs in dermatology.  Aclaris Therapeutics International is based in [insert address].

ADD FORWARD LOOKING STATEMENT FOR RIGEL

ADD FORWARD LOOKING STATEMENT FOR ACLARIS

ADD CONTACT INFORMATION

#              #              #

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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EXHIBIT D — BINDING ARBITRATION

1.                                      Any disputes arising under the Agreement (each a “Dispute”) not resolved by the discussions of Section 10.2 and not falling under Section 10.3 may be referred by either Party to final and binding arbitration in accordance with the remainder of this Exhibit D by written notice to the other Party.  Additionally, if a Party requested discussions under Section 10.2 but the other Party did not participate, the Party that requested such discussions shall be entitled to refer the matter to final and binding arbitration in accordance with the remainder of this Exhibit.

2.                                      If a Party intends to begin an arbitration to resolve a Dispute, such Party shall provide written notice by certified or registered mail, or overnight expedited delivery service with delivery confirmation, to the other Party informing such other Party of such intention and the issues to be resolved.  The complaining Party’s notice shall include a detailed description of the Dispute.

3.                                      The arbitration shall be conducted in accordance with the rules of JAMS except to the extent of any conflict with this Exhibit D.

4.                                      The Parties each hereby consent to the exclusive jurisdiction of such Dispute resolution mechanism.  Any situation not expressly covered by this Agreement shall be decided in accordance with the JAMS rules that are most applicable to the size and nature of the dispute (“JAMS Rules”).

5.                                      The arbitration shall take place in Wilmington, Delaware.  The arbitration proceeding shall be conducted in English.

6.                                      The arbitrator shall be one (1) neutral, independent and impartial arbitrator with experience in the area of the Dispute selected pursuant to the JAMS Rules.

7.                                      This Agreement will be construed in accordance with, and governed in all respects by, the laws of the State of Delaware (without giving effect to principles of conflicts of law).

8.                                      Subject to paragraph 13 of this Exhibit, each Party shall bear its own legal fees, costs and expenses in connection with the Agreement and resolution of any Dispute.

9.                                      Provided a Party has made a sufficient showing, the arbitrator shall have the freedom to invoke, and the Parties agree to abide by, injunctive measures after either Party submits in writing for arbitration claims requiring immediate relief.  Notwithstanding the foregoing or any other provision of this Exhibit, the Parties shall have the right to request one or more provisional equitable remedies from a court of competent jurisdiction in aid of arbitration.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

10.                               The Parties shall be entitled to discovery as provided in the JAMS Rules.  To the extent such rules of discovery are within the discretion of the neutral arbitrator, it is the intent of the Parties that they be permitted to conduct meaningful discovery in order to minimize the potential for surprise at the proceeding and encourage settlement prior to such proceeding, but that discovery not be unduly burdensome or delay the deadline stated below for issuance of the arbitrator’s award.

11.                               The power of the arbitrator to fashion procedures and remedies within the scope of this Agreement is recognized by the Parties as essential to the success of the arbitration process.  The arbitrator shall not have the authority to fashion remedies that would not be available to a judge hearing the same Dispute, and the arbitrator shall not be entitled to reform, modify or materially change this Agreement except in accordance with Section 10.6.  The arbitrator is encouraged to operate on this premise in an effort to reach a fair and just decision but shall fashion such rules and procedures to best approximate judicial rules and procedures except with respect to procedural time limits and delays (which shall be set by the arbitrator).  A written award shall be rendered by the arbitrator following a full comprehensive hearing, no longer than three (3) eight (8) hour days, no later than six (6) months following the selection of the arbitrator as provided for above.

12.                               Reasons for the arbitrator’s decisions should be complete and explicit in the arbitrator’s award.  The arbitrator shall provide a full transcript and record of the proceedings as well as written decisions including all determinations of law and fact to the Parties within fifteen (15) Business Days after the end of the arbitration proceedings.  The written reasons should also include the basis for any damages awarded and a statement of how the damages were calculated.

13.                               The arbitrator shall assess the costs of the arbitration, including administrative costs and arbitrator fees, and the reasonable expert witness and attorneys’ fees and other legal expenses of the Party winning the arbitration (collectively “Costs”) against the Party losing the arbitration.  If the arbitrator found that one Party is the winner of the arbitration for some issues, and the other Party for other issues, then the arbitrator shall apportion the Costs between the Parties in a fair manner reflecting the magnitude of Costs for which each Party has emerged the winner in the arbitration.

14.                               The award shall include interest from the date of any damages incurred for breach of the Agreement, and from the date of the award until paid in full, at a rate fixed by the arbitrator.

15.                               Any monetary award shall be paid in U.S. dollars free of any tax, deduction or offset; and any costs or fees incident to enforcing the award shall, to the maximum extent permitted by law, be charged against the Party resisting enforcement.

16.                               Each Party agrees that such award may be entered in a court of competent jurisdiction, if necessary, to its enforcement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

17.                               The arbitration proceeding shall be confidential and the arbitrator shall issue appropriate protective orders to safeguard each Party’s Confidential Information.  Except as required by law, no Party shall make (or instruct the arbitrator to make) any public announcement with respect to the proceedings or decision of the arbitrator without prior written consent of each other Party.  The existence of any Dispute submitted to arbitration, and the award, shall be kept in confidence by the Parties and the arbitrator, except as required in connection with the enforcement of such award or as otherwise required by applicable law, regulation, or the rule of any securities exchange on which a Party’s stock is traded.  A Party shall in any event not be prevented under this paragraph from making any disclosure that is required by applicable law, regulation, or the rule of any securities exchange on which a Party’s stock is traded, and each Party is hereby expressly authorized to make any and all such disclosures.

18.                               By agreeing to binding arbitration, the Parties understand that they are waiving certain rights and protections which may otherwise be available if a Dispute were determined by a litigation in court, including the right to seek or obtain certain types of damages precluded by the arbitration procedures set forth in this Exhibit, the right to a trial by jury, and the right to invoke formal rules of procedure and evidence.

19.                               Any duty to arbitrate under this Agreement shall remain in effect and be enforceable after termination of this Agreement for any reason.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.